                                                                    Exhibit 32.2


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report of microHelix, Inc. (the "Company") on Form 10-KSB for the annual period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), I, Terrence A. Rixford, Senior Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:


     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 14, 2004
                                           /s/ TERRENCE A. RIXFORD
                                           -------------------------------------
                                           Terrence A. Rixford
                                           Senior Vice President and Chief
                                           Financial Officer